UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 ___________________

FORM 8-K
 ___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

January 28, 2019
Date of Report (Date of earliest event reported)
___________________

CAPITAL ONE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

___________________

Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)
(Not applicable)
 ___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On February 1, 2019, the Board of Directors (the “Board”) of Capital One Financial Corporation (the “Company”) appointed Francois Locoh-Donou to serve as a director, effective March 1, 2019. The size of the Board was increased to thirteen in connection with the appointment. Mr. Locoh-Donou has not been appointed to serve on any Board committee at this time and will stand for election by the Company’s stockholders at the Annual Meeting of Stockholders in May 2019.

Mr. Locoh-Donou was not selected as a director pursuant to any arrangement or understanding between him and any other person and there are no related party transactions between the Company and Mr. Locoh-Donou. He will receive compensation for his services on the Board in accordance with the standard compensatory arrangement described in the Company’s proxy statement filed on March 20, 2018 for non-employee directors, pro-rated for service until the Annual Meeting of Stockholders in May 2019.

(b) On January 28, 2019, Lewis Hay, III informed the Company that he will not stand for re-election to the Company’s Board when his current term expires at the Company’s Annual Meeting of Stockholders in May 2019. Mr. Hay will continue to serve as an independent member of the Board and on his current Board committees until the Annual Meeting of Stockholders in May 2019. Mr. Hay’s decision was not a result of any disagreement with the Company.

A copy of the Company’s press release announcing the appointment of Mr. Locoh-Donou to the Board and Mr. Hay’s decision to not stand for re-election is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release, dated February 1, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date:	February 1, 2019	By:	/s/	Matthew W. Cooper
Matthew W. Cooper
General Counsel

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated February 1, 2019

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